FOR IMMEDIATE RELEASE                                October 26, 2017
Contact: Laura Ulbrandt (212) 460-1900

LEUCADIA NATIONAL CORPORATION
ANNOUNCES THIRD QUARTER 2017 RESULTS

New York, New York, October 26, 2017--Leucadia National Corporation (NYSE: LUK) today announced its financial results for the three and nine month periods ended September 30, 2017. Income before income taxes was $200.0 million and net income attributable to Leucadia National Corporation common shareholders was $99.4 million, or $0.27 per diluted share for the three month period. Income before income taxes was $722.8 million and net income attributable to Leucadia National Corporation common shareholders was $439.0 million, or $1.17 per diluted share for the nine month period. During the third quarter, the stock price of HRG Group reversed substantially all of its earlier 2017 gains, resulting in an unrealized pre-tax mark-to-market decrease in value of $97.9 million in the third quarter, which compares to an unrealized pre-tax mark-to-market gain of $91.8 million in the third quarter of 2016.

Rich Handler, CEO of Leucadia, and Brian Friedman, President of Leucadia, said: "We are pleased with Leucadia's third quarter results, reflecting an excellent quarter for both Jefferies and National Beef. A quarterly record $476 million in Investment Banking revenues, combined with solid Equities and Fixed Income results, generated more than $800 million in net revenues at Jefferies. National Beef's third quarter pre-tax income of $174.5 million represents an all-time record quarter, as a balanced supply of cattle and robust end market demand supported strong margins. Momentum continued within our other free-cash generating businesses, including Berkadia, Garcadia and Idaho Timber, while we continued to build value across our remaining businesses."

During the third quarter, Leucadia repurchased a total of 2.5 million common shares at an average price of $24.89 per share. Under the current authorization, including share acquisitions this quarter, we have repurchased a total of 12.5 million shares over the past three years at an average price of $20.98 per share. Leucadia currently has 12.5 million remaining shares authorized for repurchase.

In addition, the Company announced today that its Board of Directors has declared a quarterly cash dividend equal to $0.10 per Leucadia common share payable on December 27, 2017 to record holders of Leucadia common shares on December 13, 2017.

* * * *

More information on the Company’s results of operations for the three and nine months ended September 30, 2017 will be provided upon filing of the Company’s Form 10-Q with the Securities and Exchange Commission.

This press release contains “forward looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include statements about our future and statements that are not historical facts. These forward looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” or similar expressions. Forward looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward looking statements also include statements pertaining to our strategies for future development of our business and products. Forward looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward looking statements. Information regarding important factors, including Risk Factors that could cause actual results to differ, perhaps materially, from those in our forward looking statements is contained in reports we file with the SEC. You should read and interpret any forward looking statement together with reports we file with the SEC.

Past performance may not be indicative of future results. Different types of investments involve varying degrees of risk. Therefore, it should not be assumed that future performance of any specific investment or investment strategy will be profitable or equal the corresponding indicated performance level(s).

SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,

	2017	2016	2017	2016

Net revenues	$2,896,522	$2,676,375	$8,496,884	$7,316,839

Income (loss) before income taxes and income (loss) related to associated companies	$169,970	$213,406	$807,219	$(21,037)

Income (loss) related to associated companies	30,057	36,503	(84,413)	108,445

Income before income taxes	200,027	249,909	722,806	87,408

Income tax provision	63,260	73,703	218,054	59,192

Net income	136,767	176,206	504,752	28,216

Net (income) loss attributable to the noncontrolling interests	(28)	1,870	1,941	3,682

Net income attributable to the redeemable noncontrolling interests	(36,216)	(22,702)	(64,538)	(40,084)

Preferred stock dividends	(1,172)	(1,016)	(3,203)	(3,047)

Net income (loss) attributable to Leucadia National Corporation common shareholders	$99,351	$154,358	$438,952	$(11,233)

Basic earnings (loss) per common share attributable to Leucadia National Corporation common shareholders:
Net income (loss)	$0.27	$0.41	$1.19	$(0.03)

Number of shares in calculation	367,828	370,404	368,736	371,814

Diluted earnings (loss) per common share attributable to Leucadia National Corporation common shareholders:
Net income (loss)	$0.27	$0.41	$1.17	$(0.03)

Number of shares in calculation	370,198	374,567	375,233	371,814

A summary of results for the three months ended September 30, 2017 and 2016 is as follows (in thousands):

	Jefferies	National Beef	Other Financial Services Businesses and Investments	Other Merchant Banking Businesses and Investments	Corporate and Other	Parent Company Interest	Total
2017
Net revenues	$802,909	$2,039,299	$37,707	$(5,115)	$21,722	$—	$2,896,522

Expenses:
Cost of sales	—	1,816,480	—	71,596	—	—	1,888,076
Compensation and benefits	462,933	10,505	15,217	4,511	11,665	—	504,831
Floor brokerage and clearing fees	42,852	—	—	—	—	—	42,852
Interest	—	1,713	9,936	939	—	14,737	27,325
Depreciation and amortization	15,928	26,664	2,439	9,528	865	—	55,424
Selling, general and other expenses	153,084	9,458	20,362	19,445	5,695	—	208,044
Total expenses	674,797	1,864,820	47,954	106,019	18,225	14,737	2,726,552
Income (loss) before income taxes and income (loss) related to associated companies	128,112	174,479	(10,247)	(111,134)	3,497	(14,737)	169,970
Income (loss) related to associated companies	—	—	30,902	1,057	(1,902)	—	30,057
Income (loss) before income taxes	$128,112	$174,479	$20,655	$(110,077)	$1,595	$(14,737)	$200,027

2016
Net revenues	$656,496	$1,747,042	$54,742	$217,089	$1,006	$—	$2,676,375

Expenses:
Cost of sales	—	1,595,671	—	93,422	—	—	1,689,093
Compensation and benefits	376,438	9,660	15,100	7,334	10,183	—	418,715
Floor brokerage and clearing fees	40,189	—	—	—	—	—	40,189
Interest	—	2,967	4,596	836	—	14,722	23,121
Depreciation and amortization	16,108	23,100	3,882	8,734	867	—	52,691
Selling, general and other expenses	140,571	7,375	13,826	70,569	6,819	—	239,160
Total expenses	573,306	1,638,773	37,404	180,895	17,869	14,722	2,462,969
Income (loss) before income taxes and income related to associated companies	83,190	108,269	17,338	36,194	(16,863)	(14,722)	213,406
Income related to associated companies	—	—	27,806	8,453	244	—	36,503
Income (loss) before income taxes	$83,190	$108,269	$45,144	$44,647	$(16,619)	$(14,722)	$249,909

A summary of results for the nine months ended September 30, 2017 and 2016 is as follows (in thousands):

	Jefferies	National Beef	Other Financial Services Businesses and Investments	Other Merchant Banking Businesses and Investments	Corporate and Other	Parent Company Interest	Total
2017
Net revenues	$2,381,967	$5,476,274	$153,270	$453,625	$31,748	$—	$8,496,884

Expenses:
Cost of sales	—	5,030,887	—	210,834	—	—	5,241,721
Compensation and benefits	1,374,127	29,649	45,349	13,880	37,582	—	1,500,587
Floor brokerage and clearing fees	133,145	—	—	—	—	—	133,145
Interest	—	5,781	29,797	2,764	—	44,201	82,543
Depreciation and amortization	46,877	73,522	8,003	24,650	2,599	—	155,651
Selling, general and other expenses	444,724	26,428	47,463	36,511	20,892	—	576,018
Total expenses	1,998,873	5,166,267	130,612	288,639	61,073	44,201	7,689,665
Income (loss) before income taxes and income (loss) related to associated companies	383,094	310,007	22,658	164,986	(29,325)	(44,201)	807,219
Income (loss) related to associated companies	—	—	(91,866)	8,295	(842)	—	(84,413)
Income (loss) before income taxes	$383,094	$310,007	$(69,208)	$173,281	$(30,167)	$(44,201)	$722,806

2016
Net revenues	$1,678,212	$5,180,127	$(71,338)	$451,484	$78,354	$—	$7,316,839

Expenses:
Cost of sales	—	4,856,045	—	257,470	—	—	5,113,515
Compensation and benefits	1,141,873	28,628	44,292	22,083	29,337	—	1,266,213
Floor brokerage and clearing fees	124,259	—	—	—	—	—	124,259
Interest	—	10,730	10,988	2,272	—	44,155	68,145
Depreciation and amortization	45,331	68,511	9,973	26,501	2,754	—	153,070
Selling, general and other expenses	421,876	23,680	31,806	111,898	23,414	—	612,674
Total expenses	1,733,339	4,987,594	97,059	420,224	55,505	44,155	7,337,876
Income (loss) before income taxes and income related to associated companies	(55,127)	192,533	(168,397)	31,260	22,849	(44,155)	(21,037)
Income related to associated companies	—	—	86,121	21,247	1,077	—	108,445
Income (loss) before income taxes	$(55,127)	$192,533	$(82,276)	$52,507	$23,926	$(44,155)	$87,408